Offerings - Offering: 1	Jul. 30, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 81,571,956.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 12,488.67
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 821,529 Shares outstanding (approximately 5.00% of the net assets of the Fund as of May 30, 2025).